Exhibit 32.2

SECTION 1350 CERTIFICATION

In connection with the Quarterly Report on Form 10-Q of Summer Infant, Inc. (the “Company”) for the quarter ended July 3, 2021 (the “Report”), as filed with the Securities and Exchange Commission on the date hereof, I, Bruce Meier, Interim Chief Financial Officer of the Company, certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.       The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m(a) or 78o(d)); and

2.       The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 16, 2021	/s/ Bruce Meier
Bruce Meier
Interim Chief Financial Officer